UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2009

K-V Pharmaceutical Company
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9601 (Commission File Number)	43-0618919 (IRS Employer Identification No.)

2503 South Hanley Road
St. Louis, MO	63144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 645-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Completion of Internal Investigation
     As previously disclosed, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of K-V Pharmaceutical Company (the “Company”), with the assistance of legal counsel, including regulatory counsel with respect to U.S. Food and Drug Administration (“FDA”) matters, and other advisers, conducted an internal investigation with respect to a range of specific allegations involving, among other items, FDA regulatory and other compliance matters and management misconduct. The investigation was substantially completed in December 2008 and the investigation of all remaining matters was completed in June 2009.
     The investigation focused on, among other areas, FDA and other healthcare regulatory and compliance matters, financial analysis and reporting, employment and labor issues, and corporate governance and oversight. As part of its findings, the Audit Committee concluded that there were:
•	instances of noncompliance by the Company with FDA and other healthcare regulations and deficiencies in the Company’s regulatory compliance policies and procedures;

•	deficiencies in the Company’s financial analysis and budgeting controls and procedures;

•	deficiencies in the Company’s human resources functions and its employment policies and procedures; and

•	deficiencies in the conduct of certain members of the senior management team with respect to, among other things, its interaction with the Board.
     During the course of the investigation, no evidence or indication came to the attention of the Audit Committee that the Company’s historic audited annual financial statements included in the Company’s Annual Reports on Form 10-K previously filed with the U.S. Securities and Exchange Commission (the “SEC”) were not prepared in all material respects in accordance with U.S. GAAP, or Generally Accepted Accounting Principles.
     As a result of these findings, the Audit Committee, with the assistance of its legal counsel, including regulatory counsel with respect to FDA matters, and other advisers, has prepared and approved a remedial framework, including supplements (the “Remedial Framework”). The Board, either directly or through the Special Committee (as defined below), has reviewed and approved the Remedial Framework.
Remedial Framework
     The Remedial Framework includes measures to:
•	strengthen corporate governance and enhance Board oversight;

•	strengthen and enhance compliance with FDA and related regulatory requirements;

•	strengthen and enhance financial and accounting controls and procedures;

•	strengthen and enhance policies and practices in the employment area; and

•	strengthen and enhance compliance with federal and state legal and regulatory requirements governing pharmaceutical sales and marketing activities.
     Measures to strengthen corporate governance and enhance Board oversight include: mandating direct access for certain officers (including, for example, the Vice President of Corporate Quality) to the non-management members of the Board; an increased oversight role for certain committees of the Board composed solely of independent directors; expanding the membership of the Company’s disclosure committee to include executives with responsibilities over the Company’s operating divisions and regulatory affairs; and reviewing, revising and updating existing Company policies and procedures. In addition, the Company’s legal department has been reorganized and relocated adjacent to the Chief Executive Officer’s office to facilitate greater access to the legal department and more extensive involvement of the legal department in corporate governance and compliance matters. The Company has already taken certain remedial actions with respect to personnel matters. As previously disclosed in the Company’s Current Reports on Form 8-K, the Company has terminated the employment of certain employees, including the former chief executive officer and the former general counsel of the Company.

     Measures to strengthen and enhance compliance with FDA regulations and related regulatory compliance include retaining new outside consultants and counsel for FDA regulatory matters and, with their assistance, reviewing and revising Company policies, procedures and practices to enhance compliance with the FDA’s current good manufacturing practice requirements. Other related measures include: enhancing compliance with FDA drug application, approval and post-approval requirements; evaluating compliance with applicable foreign laws and regulations; and implementing internal reporting policies pursuant to which the chief compliance officer of the Company will report periodically to the non-management members of the Board.
     Measures to strengthen and enhance financial and accounting controls and procedures include: reviewing the staffing levels, capabilities and experience of the members of the finance department; strengthening and enhancing the internal audit process; and strengthening and enhancing the internal budgeting and forecasting process.
     Measures to strengthen and enhance policies and practices in the employment area include engaging outside consultants and legal counsel to review the Company’s employment policies and practices.
     Measures to strengthen and enhance compliance with federal and state legal and regulatory requirements governing pharmaceutical sales and marketing activities include: creating an internal compliance committee composed of members of senior management; adopting a Company-wide policy that identifies adherence to the Company’s compliance program as a material element in evaluating all employees, including management; and strengthening and enhancing the authority and responsibility of the chief compliance officer of the Company.
     Under the supervision of the Audit Committee, the Company has begun implementing certain of these remedial measures. In addition, the Remedial Framework may be supplemented from time to time with additional remedial measures.
Special Committee
     As previously disclosed, the Board has appointed a Special Committee of the Board (the “Special Committee”) in response to the initiation of a series of putative class action shareholder lawsuits alleging violations of the federal securities laws by the Company and certain individuals, the initiation of lawsuits alleging violations under the Employee Retirement Income Security Act (ERISA), as well as the receipt by the Company of an informal inquiry from the SEC. The Company, at the direction of the Special Committee, is fully cooperating in all governmental matters, including the SEC informal inquiry. The Company is also responding to requests for information from the Office of the United States Attorney for the Eastern District of Missouri and FDA representatives working with that office.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
K-V Pharmaceutical Company

By:	/s/ Ronald J. Kanterman
Ronald J. Kanterman
Vice President, Chief Financial Officer and Treasurer
Date: June 23, 2009